UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2005

LARGE SCALE BIOLOGY CORPORATION
 (Exact name of Registrant as specified in its charter)

Delaware	000-31275	77-0154648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Vaca Valley Parkway, Vacaville, California 95688
 (Address of principal executive offices and zip code)

(707) 446-5501
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

          The information in this report and the exhibits attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and are not incorporated by reference into any filing of Large Scale Biology Corporation under the Securities Exchange Act of 1933 or the Securities Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

          On May 3, 2005, Large Scale Biology Corporation (the “Company”), issued a press release announcing its financial results for the quarter ended March 31, 2005, and held a conference call with investors and analysts regarding those financial results and related matters.  The conference call was pre-announced and was available to the public through live teleconference and webcast and continued to be available until May 6, 2005 by webcast replay at www.lsbc.com.  A copy of the press release is attached hereto as Exhibit 99.1.  A copy of the transcript of the conference call is attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

(c)     Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press release dated May 3, 2005
99.2	Transcript of conference call held on May 3, 2005

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LARGE SCALE BIOLOGY CORPORATION

Date: May 9, 2005	By:	/s/ MICHAEL D. CENTRON

Michael D. Centron
Vice President, Finance and Administration

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.1	Press release dated May 3, 2005
99.2	Transcript of conference call held on May 3, 2005